Microsoft Word 11.0.6359;Exhibit 31.1
                                  CERTIFICATION

I, Mechael Kanovsky, Ph.D., certify the following:

1.    I have reviewed this annual report on Form 10-KSB of Amazon Biotech, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Amazon Biotech, Inc. as of, and for, the periods presented in this annual report;

4. Amazon Biotech, Inc.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Amazon Biotech, Inc. and we have done the following:

      a. such disclosure controls and procedures, or caused disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Amazon Biotech, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

      b. such internal control over financial reporting, or such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      c. the effectiveness of Amazon Biotech, Inc.'s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      d. in this annual report any change in Amazon Biotech, Inc.'s internal control over financial reporting that occurred during Amazon Biotech, Inc.'s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, Amazon Biotech, Inc.'s internal control over financial reporting; and

5. Amazon Biotech, Inc.'s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Amazon Biotech, Inc.'s auditors and the audit committee of the Amazon Biotech, Inc.'s board of directors:

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      a.    all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Amazon Biotech, Inc.'s ability to record, process, summarize and report financial information; and

      b. any fraud, whether or not material, that involves management or other employees who have a significant role in Amazon Biotech, Inc.'s internal control over financial reporting.


November 14, 2005                              /s/ Mechael Kanovsky, Ph.D
                                               ---------------------------
                                                   Mechael Kanovsky, Ph.D.
                                                   President
                                                   (Principal Executive Officer)